SEASONS SERIES TRUST
Supplement to the Prospectus dated July 28, 2008
In the section of the “GLOSSARY” titled “Risk Terminology,” the definition of “Interest Rate Fluctuations Risk” is amended to add the following disclosure:
In periods of very low short-term interest rates, the Cash Management Portfolio’s yield may become negative, which may result in a decline in the value of your investment in the Portfolio.
In the section of the “TRUST HIGHLIGHTS” titled “What are the principal risks of investing in the portfolios?,” the risk titled “Risk of Investing in Money Market Securities” is amended to add the following disclosure:
In periods of very low short-term interest rates, the Cash Management Portfolio’s yield may become negative, which may result in a decline in the value of your investment in the Portfolio.
In the section titled “MANAGEMENT,” under the heading “Information about the Subadvisers,” the portfolio management disclosure for Goldman Sachs Asset Management-International (“GSAM International”) with respect to the International Equity Portfolio is amended to reflect that Mark Beveridge is no longer with GSAM International. Edward Perkins and Eileen Rominger will co-lead the investment team responsible for managing the Portfolio’s investments on a day-to-day basis. Maria Gordon remains a member of the investment team.
Dated: February 2, 2009